699 P-1 12/08

SUPPLEMENT DATED DECEMBER 18, 2008
TO THE PROSPECTUS DATED DECEMBER 1, 2008
OF FRANKLIN TEMPLETON
EMERGING MARKET DEBT OPPORTUNITIES FUND
A Series of Franklin Global Trust

The Fund's prospectus is amended by replacing the information about the Fund's management under the "Management" section on page 15 with the following:

Management

Franklin Templeton Investment Management Limited (Investment Management), The Adelphi Building, 1-11 John Adam Street, London, England WC2N 6HT, is the Fund's investment manager. Investment Management's principal place of business is in Scotland. Investment Management and its affiliates manage over $404 billion in assets as of November 30, 2008.

Under an agreement with Investment Management, Franklin Templeton Institutional LLC (FT Institutional), 600 5th Avenue, 4th Floor, New York, NY 10020, acts as the Fund's sub-advisor.

The Fund is managed by a team of dedicated professionals focused on the emerging market debt securities. The portfolio managers of the team are as follows:

WILLIAM LEDWARD Portfolio Manager and Research Analyst of Investment Management

Mr. Ledward has been the lead portfolio manager of the Fund since its inception. Mr. Ledward has primary responsibility for the investments of the Fund. Mr. Ledward has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which Mr. Ledward may perform these functions, and the nature of these functions, may change from time to time. Mr. Ledward joined Franklin Templeton Investments in 1997.

CLAIRE HUSSON, CFA Portfolio Manager and Research Analyst of FT Institutional

Ms. Husson has been a portfolio manager of the Fund since its inception providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. Prior to joining Franklin Templeton Investments in 2005, she held research positions during study breaks with UN Capital Development Fund in 2005, Initiative for Policy Dialogue in 2004, and worked for PricewaterhouseCoopers LLP for 3 ½ years from 2000 to 2003. Ms. Husson is a CFA Charterholder.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

Please keep this supplement for future reference.